PENN SERIES FUNDS, INC.

Supplement dated February 10, 2026

to the Prospectus dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Large Growth Stock Fund

Effective April 1, 2026 (the “Effective Date”), Eric DeVilbiss will join James Stillwagon as a co-portfolio manager of the Large Growth Stock Fund (the “Fund”).

As a result of the foregoing, as of the Effective Date, the information in the Prospectus under the heading entitled “Portfolio Manager” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

James Stillwagon, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since January 2025.

Eric DeVilbiss, Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since April 2026.

In addition, as of the Effective Date, the following paragraph is added after the third paragraph under the heading “Management – Sub-Advisers – T. Rowe Price Associates, Inc.” in the Fund’s Prospectus:

Eric DeVilbiss is co-portfolio manager of the Large Growth Stock Fund. Mr. DeVilbiss was originally with the firm from 2006 to 2010 and rejoined the firm in 2012, and his investment experience dates from 2006. During the past five years, he has served as an equity research analyst and an associate portfolio manager in the firm’s U.S. Equity Division.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9251 02/26

PENN SERIES FUNDS, INC.

Supplement dated February 10, 2026

to the Statement of Additional Information (“SAI”) dated May 1, 2025,

as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Large Growth Stock Fund

Effective April 1, 2026 (the “Effective Date”), Eric DeVilbiss will join James Stillwagon as a co-portfolio manager of the Large Growth Stock Fund (the “Fund”).

As a result of the foregoing, as of the Effective Date, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information – Portfolio Managers – T. Rowe Price Associates, Inc.” is hereby deleted and replaced with the following:

Messrs. Giroux and Stillwagon did not beneficially own any shares of the Funds as of December 31, 2024. Messrs. Rajeswaran, Signore and Solomon did not beneficially own any shares of the Funds as of March 31, 2025. Mr. DeVilbiss did not beneficially own any shares of the Funds as of December 31, 2025.

Additionally, the following is added to the “Other Accounts” chart in the same section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Eric DeVilbiss*	0	$0	0	$0	0	$0

*	The information is provided as of December 31, 2025.

The changes described above will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9252 02/26